2013 EQUITY INCENTIVE PLAN	3 Months Ended
Jun. 30, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
2013 EQUITY INCENTIVE PLAN

14. 2013 EQUITY INCENTIVE PLAN

Effective January 9, 2013, the Company adopted a Stock Option Plan (“Plan”) to provide an incentive to attract, retain and reward persons performing services, including employees, consultants, directors and other persons determined by the Board, through equity awards. The Plan shall continue in effect until its termination by the Board provided that all awards are granted within ten years, as defined. The Plan is administered by the Board and has 8,550,000 shares of stock issuable under the Plan. Awards terminated or canceled without having been exercised shall again be available for issue.  The exercise price for each option under the Plan shall not be less than the fair market value of a share of stock on the effective date of grant of the option and no option granted to a 10% stockholder shall have an exercise price per share less than 110% of the fair market value of a share of stock on the effective date of grant of the option. Cashless exercise is permitted.

Options under the Plan shall be exercisable at such time or upon such event and subject to such terms and conditions determined by the Board and set out in an award agreement. No option shall be exercisable after ten years from the grant date and no option granted to a 10% stockholder will be excisable after five years from the grant date.

As of June 30, 2013, there were no awards granted under the Plan.